UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 30, 2023
_____________________________________________________________________________________
Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-36837	36-4802442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ENR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

As described in Item 5.07 below, on January 30, 2023, Energizer Holdings, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). The Energizer Holdings, Inc. 2023 Omnibus Incentive Plan (the “2023 Plan”) was adopted by the Board of Directors of the Company (the “Board”) on November 7, 2022, subject to and effective upon the approval of the Company’s shareholders. At the Annual Meeting, the Company’s shareholders approved the 2023 Plan. No new awards will be granted under the Energizer Holdings, Inc. Omnibus Incentive Plan (the “2020 Plan”), though the terms of the 2020 Plan will continue to govern all awards previously granted under the 2020 Plan.

The principal terms of the 2023 Plan are described further in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on December 15, 2022 (“Proxy Statement”) under the caption “Proposal 4 – Approval of the 2023 Omnibus Incentive Plan – Summary of the 2023 Plan”, which description is incorporated herein by reference. The summary of the 2023 Plan contained herein and in the Company’s Proxy Statement is qualified by reference to the full text of the 2023 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on January 30, 2023. At the Annual Meeting, of the 71,405,885 shares outstanding and entitled to vote, 66,964,369 were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: Management’s nominees for director were elected to serve until the Annual Shareholders’ Meeting to be held in 2024, or until their respective successors are elected and qualified, by the votes of the shareholders set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Carlos Abrams-Rivera	59,384,187	412,568	183,282	6,984,332
Cynthia J. Brinkley	59,349,190	516,560	114,287	6,984,332
Rebecca D. Frankiewicz	59,503,818	359,098	117,121	6,984,332
Kevin J. Hunt	59,373,329	420,494	186,214	6,984,332
James C. Johnson	59,190,753	599,261	190,023	6,984,332
Mark S. LaVigne	59,559,649	234,154	186,234	6,984,332
Patrick J. Moore	59,447,328	345,810	186,899	6,984,332
Donal L. Mulligan	59,515,421	337,467	127,149	6,984,332
Nneka L. Rimmer	59,491,681	365,712	122,644	6,984,332
Robert V. Vitale	48,954,525	10,840,955	184,557	6,984,332

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2023 was ratified by the votes of the shareholders set forth in the table below:

For	Against	Abstain

66,233,626	609,896	120,847

Proposal 3: The Company’s executive compensation, as described in the Company’s Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth in the table below:

			Broker
For	Against	Abstain	Non-Votes
58,400,751	1,316,954	262,332	6,984,332

Proposal 4: The 2023 Plan was approved by the votes of the shareholders set forth in the table below:

			Broker
For	Against	Abstain	Non-Votes

56,183,959	1,964,844	1,831,234	6,984,332

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached hereto:

Exhibit
Number	Description of Exhibit

10.1*	Energizer Holdings, Inc. 2023 Omnibus Incentive Plan.
101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By: /s/ John J. Drabik
John J. Drabik
Executive Vice President and Chief Financial Officer

Dated: January 31, 2023